Summary Prospectus Supplement	March 21, 2017

Putnam Capital Opportunities Fund
Summary Prospectus dated August 30, 2016

Effective March 31, 2017, the sub-section “Average annual total returns after sales charges” in the section Investments, risks, and performance under the Fund summary section is deleted in its entirety and replaced with the following:

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	10 years

Class A before taxes	-12.86%	5.99%	5.72%

Class A after taxes on distributions	-13.07%	5.15%	4.91%

Class A after taxes on distributions and sale of fund shares	-7.09%	4.71%	4.57%

Class B before taxes	-12.84%	6.15%	5.71%

Class C before taxes	-9.15%	6.47%	5.55%

Class M before taxes	-11.23%	5.97%	5.44%

Class R before taxes	-7.81%	6.99%	6.07%

Class R5 before taxes*	-7.36%	7.57%	6.64%

Class R6 before taxes*	-7.26%	7.65%	6.68%

Class Y before taxes	-7.36%	7.52%	6.62%

Russell 2500 Index** (no deduction for fees, expenses or taxes)	-2.90%	10.32%	7.56%

As of March 31, 2017, the Russell 2500 Index (an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index) replaced the Russell 2000 Index (an unmanaged index of 2,000 small companies in the Russell 3000 Index) as the benchmark for this fund because, in Putnam Investment Management, LLC’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the Russell 2000 Index for the one-, five-, and ten-year periods ended on December 31, 2015 were -4.41%, 9.19%, and 6.80%, respectively.

* Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

**Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

306007 3/17

Effective March 31, 2017, the section Your fund’s management is replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kathryn Lakin, Co-Director of Equity Research, portfolio manager of the fund since 2017

Samuel Cox, Co-Director of Equity Research, portfolio manager of the fund since 2017

Josh Fillman, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Elizabeth McGuire, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

William Rives, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (“PIL”), PIL does not currently manage any assets of the fund.